                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                 Date of Earliest Event Reported:  May 20, 1998


                                NGC CORPORATION
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            (Exact Name of Registrant As Specified In Its Charter)



     Delaware                          1-11156                94-3248415
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 (State or Other Jurisdiction  (Commission File Number) (IRS Employer
    of Incorporation)                                    Identification Number)


                           1000 Louisiana, Suite 5800
                             Houston, Texas  77002
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                    (Address of Principal Executive Offices)

                         Registrant's Telephone Number:
                                 (713) 507-6400

ITEM 5:  OTHER EVENTS

          On May 20, 1998, NGC Corporation sold $175 million of its 7-1/8% Senior Debentures due May 15, 2018 pursuant to an underwritten public offering.

ITEM 7:  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a) FINANCIAL STATEMENTS - Not applicable.

          (b) PRO-FORMA FINANCIAL INFORMATION - Not applicable.

          (c) EXHIBITS -

              +1.1 Underwriting Agreement dated May 15, 1998 among NGC
                   Corporation, Salomon Brothers Inc, Chase Securities Inc., Citicorp Securities, Inc. and NationsBanc Montgomery Securities LLC.

               4.1 Indenture, dated as of September 26, 1996, restated as of
                   March 23, 1998, to include amendments in the First through Fifth Supplemental Indentures, between NGC Corporation and The First National Bank of Chicago, as Trustee. (1)

              +4.2 Specimen of 7-1/8% Senior Debenture due May 15, 2018.



________________________

+         Filed herewith.

(1) Incorporated by reference to exhibits to the Quarterly Report on Form 10-Q of NGC Corporation for the quarterly period ended March 31, 1998, Commission File No. 1-11156.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NGC CORPORATION


                                    By:/s/ Lisa Q. Metts
                                       ---------------------------------
                                       Lisa Q. Metts
                                       Assistant General Counsel


DATE:   June 1, 1998

                                 EXHIBIT INDEX


EXHIBIT                                                                             SEQUENTIALLY
NUMBER                                     DESCRIPTION                             NUMBERED PAGE
-----------------   ----------------------------------------------------------   ------------------
     +1.1           Underwriting Agreement dated May 15, 1998 among NGC                   5
                    Corporation, Salomon Brothers Inc, Chase Securities Inc.,
                    Citicorp Securities, Inc. and NationsBanc Montgomery
                    Securities LLC.

      4.1 Indenture, dated as of September 26, 1996, restated as of March 23, 1998, to include amendments in the First through Fifth Supplemental Indentures, between NGC
                    Corporation and The First National Bank of Chicago, as
                    Trustee. (1)

     +4.2           Specimen of 7-1/8% Senior Debenture due May 15, 2018.                28



________________________

+  Filed herewith.

(1) Incorporated by reference to exhibits to the Quarterly Report on Form 10-Q of NGC Corporation for the quarterly period ended March 31, 1998, Commission File No. 1-11156.